SECURITIES AND EXCHANGE COMMISSION
	Washington, D. C. 20549

	Form N-1A

	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

        Post-Effective Amendment No. 11  to 33-10888

	and

	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

        Post-Effective Amendment No. 11  to 33-10888


	THE EHRENKRANTZ TRUST
	(Exact Name of Registrant as Specified in Chapter)

	598 Madison Ave., Fourteenth Floor, New York, NY 10022
	(Name and Address of Principal Executive Office)

	(800) 867-8600
	(Registrant's Telephone Number, including area code)

	LOUIS EHRENKRANTZ
	598 Madison Avenue, Fourteenth Floor, New York, NY 10022
	(Name and Address of Agent for Service)

	Approximate Date of Proposed Public Offering:
	As soon as practicable after Amendment becomes effective.

	It is proposed that this filing will become effective:

		   X   immediately upon filing pursuant to paragraph (b)

		_______on (date) pursuant to paragraph (b)

		_______60 days after filing pursuant to paragraph (a)

		_______on (date) pursuant to paragraph (a) of Rule 485.

	The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Notice required by Rule 24f-2 was filed with the Commission on February 15, 1996.

                                THE EHRENKRANTZ TRUST

                                CROSS REFERENCE SHEET

Form N-1A Item
Number and Caption                            Heading in Prospectus

1.      Cover Page                            Cover Page

2.      Synopsis                              Not Applicable

3.      Condensed Financial Information       Condensed Financial Information

4.      General Description                   The Ehrenkrantz Trust; The
        of Registrant                         Ehrenkrantz Growth Fund; General
                                              Information; Description of the
                                              Fund

5.      Management of the Fund                Management, Investment Advisory
                                              Services

6.      Capital Stock and Other               Description of the Fund;
                                              Shareholder Securities,
                                              Retirement Plans; Redemption of
                                              Shares; Dividends, Distributions
                                              and Taxes; Determination of Net
                                              Asset Value.

7.      Purchase of Securities                Purchase of Shares;Determination
        Being Offered                         of Net Asset Value; Investment
                                              Objectives; Investment Strategy

8.      Redemption of Repurchase              Redemption of Shares

9.      Legal Proceedings                     Not Applicable

The Ehrenkrantz Trust

Prospectus                                1730 K Street, N.W.
April 29, 1997                            Washington, DC  20006
                                          1-800-424-8570
                                 In the Washington DC Area (202) 223-1000
______________________________________________________________________________
THE EHRENKRANTZ GROWTH FUND

The Ehrenkrantz Trust is a Massachusetts business trust organized as a diversified, open-end management investment company offering redeemable shares of beneficial interest. The Fund's investment objective is capital appreciation, subject to varying market risks.









A Mutual Fund Managed by

Ehrenkrantz King Nussbaum, Inc.

1-800-867-8600

______________________________________________________________________________
This Prospectus is intended to set forth clearly information about the Fund that a prospective investor should know before investing. Please read it and retain it for future reference. Additional information about the Fund and its performance, including the Statement of Additional Information dated
April 29, 1998, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission and is available without charge upon request to the Trust at Suite 904, 1730 K Street, N.W., Washington, DC 20006.
_____________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_________________________________________________________________

SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
   Sales load imposed on purchases*
     Sales Load Imposed on Reinvested Dividends .....................None
     Deferred Sales Load.............................................None
     Redemption Fees.................................................None

ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
     Management fees.................................................0.97%
     12b-1 fees......................................................None
     Other expenses:
          Shareholder Services & Fund Accounting.....................0.75%
          Audit fees ................................................0.12%
          Custodian fees.............................................0.07%
          Other (Refunds)............................................0.59%
     Total Fund operating expenses** ................................2.50%

The purpose of the above table is to assist shareholders in understanding the various costs and expenses that a shareholder will bear by investing in the Trust. The percentages listed above, expressing various annual operating expenses of the Fund, are based on amounts incurred by the Fund for the fiscal year ended December 31, 1997.

EXAMPLE

You would pay the following
  expenses on a $1,000 investment               1 year               $26
  assuming (1) 5% annual return                 3 years              $82
  and (2) redemption at the end                 5 years              $145
  of each time period:                          10 years             $289

NOTE: This example should not be considered a representation of past or future expenses.
      Actual expenses may be greater or less than those shown above.

*The Fund eliminated a 4.5% sales load effective January 1, 1994.

**The Advisor assumed certain operating expenses. It intends to continue to do so but may discontinue such practice at any time upon thirty days written notice to shareholders. In that event, the Fund could be responsible for total expenses up to 2.5%. This assumes that 2.50% is representative of annual Fund operating expenses as a percentage of the average net assets.

TABLE OF CONTENTS

                                                  	Page

Officers and Trustees...............................Back Cover
Condensed Financial Information.....................     4
The Ehrenkrantz Trust...............................     5
The Ehrenkrantz Growth Fund.........................     5
Investment Strategy.................................     5
Investment Policies.................................     5
Risk Factors........................................     7
Management..........................................     8
Investment Advisory Services........................     8
Purchase of Shares..................................     9
Shareholder Retirement Plans........................     9
Redemption of Fund Shares...........................     10
Telephone Transactions..............................     10
Dividends, Distributions and Taxes..................     11
Determination of Net Asset Value....................     11
Description of the Fund.............................     12
Shareholder Inquiries...............................     12
General Information.................................     12
Investment Application..............................     13

No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and the Statement of Additional Information dated April 29, 1998, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.

CONDENSED FINANCIAL INFORMATION

(Selected Per Share Data for a share outstanding throughout the period indicated)

The Condensed Financial Information has been examined by Roy G. Hale, CPA, the Fund's auditor, as indicated in his report dated February 18, 1998 on the Fund's financial statements as of December 31, 1997 which are incorporated by reference into the Fund's Statement of Additional Information. The Condensed Financial Information should be read in conjunction with the Fund's financial statements and notes thereto. The Statement of Additional Information may be obtained from the Fund without charge. Additional information about the Fund's performance is contained in the annual report, which may be obtained without charge.


THE EHRENKRANTZ TRUST
Financial Highlights
for a Share Outstanding Throughout the Period Indicated**


	Ehrenkrantz Growth Fund
                                1997       1996      1995      1994      1993      1992      1991       1990       1989

Investment income               $.186      $.191     $.206     $.165     $.124     $.133     $.219      $.24      $.27
Other Income                     ---         ---       ---       ---       ---      .001      .004       ---       ---
Expenses                         .134       .132      .111      .124      .093      .100      .099       .10       .08
Net investment income            .052       .059      .095      .041      .031      .034      .124       .14       .19
Distribution from net
investment income               (.267)     (1.09)    (.095)    (.035)    (.033)    (.182)    (.115)     (.13)     (.38)
Distribution of
capital gains                   (.550)     (.099)    (.498)    (.362)    (.352)    (.103)    (.116)     (.135)    (.09)
Distribution considered
to be return of capital          ---       ---       ---       ---       ---       ---       ---        ---       (.06)
Net realized and unrealized
gain (loss) on securities       .398       .173      .739      (.023)    .217      .600      (.255)      .74       .59
Net increase (decrease) in
net asset value                 (.367)     .024      .241      .379      .181      (.030)    .484       (.380)     .40
NET ASSET VALUE:
Beginning of the period         $5.44      $5.42     $5.18     $5.56     $5.38     $5.41     $4.93      $5.31     $4.91
End of period                   $5.07      $5.44     $5.42     $5.18     $5.56     $5.38     $5.41      $4.93     $5.31
Average annual total return     8.0%       4.0%      16.0%     0.3%      10.0%     4.7%      14.7%      (2.2%)    18.9%
Ratio of operating expenses
to average net assets           2.5%       2.4%      2.1%      2.3%      1.7%      1.9%      1.9%       2.1%      1.6%
Ratio of net investment income
to average net assets           1.0%       1.1%      1.8%      0.8%      0.6%      0.7%      2.4%       2.6%      3.7%

Portfolio turnover rate         112.0%     84.0%     79.0%     121.99%   137.2%    155.9%    109.0%     158.0%    164.0%
Number of shares outstanding
at end of the period            1,122,312  1,164,284 1,266,708 1,210,727 1,148,084 1,146,531 1,168,900  1,184,082 1,163.267


**The above per share information is based upon a monthly average of shares outstanding.

The accompanying notes to financial statements are an integral part hereof.

THE EHRENKRANTZ TRUST
    The Ehrenkrantz Trust (the "Trust") is a diversified, open-end management investment company commonly called a "mutual fund." It was organized as a Massachusetts business trust in 1986 and commenced operations on January 1, 1987. The Trust has only one class of share of beneficial interest.
    The shares presently are issued in one series: The Ehrenkrantz Growth Fund. The Ehrenkrantz Undiscovered Equities Fund Series was merged into the Growth Series on May 31, 1989.

THE EHRENKRANTZ GROWTH FUND
    The primary investment objective of the Growth Fund is capital appreciation. The underlying assets of this series will primarily be invested in both listed and unlisted common stocks and convertible securities believed to offer favorable possibilities of capital appreciation commensurate with reasonable risk. Current income will be only a secondary consideration in selecting portfolio securities. Securities will be selected by the Investment Committee of Ehrenkrantz King Nussbaum, Inc., the Trust's
Investment Advisor, through application of the investment strategy which is described below. No particular person is primarily responsible for making recommendations to the committee.

INVESTMENT STRATEGY
    In selecting portfolio securities for the Fund, the Investment Committee goes beyond traditional financial analysis and brings other disciplines into the selection process. They believe that financial analysis is not enough and, hence, apply their expertise in the social sciences and mass psychology when selecting securities for the Fund. The investment philosophy applied by Louis Ehrenkrantz and the Investment Committee involves a knowledge of history, the humanities, social sciences and technology. This knowledge, they believe, allows them to anticipate social trends and, consequently, select securities which will benefit from the evolution of these trends. There can, of course, be no assurance that the Fund's investment objectives will be achieved through application of this investment strategy or that its shareholders will be protected from the risk of loss inherent in stock ownership.

INVESTMENT POLICIES
    In seeking to attain the Fund's investment objective, the Advisor intends to invest the major portion of the Fund's assets in diversified portfolios of common stocks and other equity-type securities which, in the opinion of the Advisor, have capital appreciation possibilities consistent with the strategy described above. Other equity-type securities will be limited to convertible debentures, convertible preferred stock and warrants to purchase common stock. Since the major portion of the portfolio is expected to consist of common stocks and other equity-type securities, its net asset value will likely be more volatile than portfolios containing a substantial amount of fixed income securities.

    Except as described herein, the Fund may invest in all types of common stocks and other equity-type securities, without regard to any objective investment criteria such as size, exchange listing, earnings history, book value, share price or other factors. The selection of investments will depend solely on the Advisor's judgment that the investments selected will further the attainment of the Fund's investment objective.

    The Fund may invest in repurchase agreements. These involve the acquisition by the Fund of an underlying debt instrument for a period usually not exceeding one week, subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at the fixed price. The Fund's Custodian will have custody of securities acquired by the Fund under a repurchase agreement. Under the Investment Company Act of 1940, repurchase agreements may be considered loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements with selected securities dealers or banks or other recognized financial institutions and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. The Fund will consider, on an ongoing basis, the credit worthiness of the institutions with which it enters into repurchase agreements.

    The fund may invest up to 10% of its assets in securities of foreign issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. These risks include political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations. In addition, there may be less publicly available information about a foreign company than a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Dividends and interest in foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Advisor considers as having stable and friendly governments, there is the possibility of exploitation, confiscatory taxation, currency blockage or political or social instability which could adversely affect investments in those nations. Finally, in the event of a default on any foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgement against the issuer of such securities.

    In addition to investment in common stocks and other equity-type securities, the Fund may invest in debt obligations which, in the Advisor's opinion, offer the possibility of capital appreciation. Such debt obligations include those of the U.S. Government and its agencies, states and municipalities and their agencies, or corporate issuers. The advisor does not anticipate investing a significant portion of Fund assets in debt obligations but has not set any limitation on the percentage of total assets that may be so invested. The Fund also may invest up to 100% of its assets in U.S. Government debt securities or cash for defensive purposes.

    The Fund may write covered call options if, as a result thereof, the value of the stocks underlying such calls does not exceed 25% of the Fund's net assets.

    The foregoing investment policies are not fundamental and the Fund's Board of Trustees may change such policies without shareholder approval. As a matter of fundamental policy which cannot be changed without the approval of a majority of the Fund's voting securities, the Fund will not:

   1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (except securities of the U.S. Government or any agency thereof), nor purchase more than 10% of the outstanding securities of any one issuer.

   2. Borrow money except from banks for temporary or emergency purposes (but not for the purpose of investing) and then only in an amount not to exceed 5% of the value of the Fund's net assets at the time the borrowing is incurred.

   3.  Concentrate more than 25% of the Fund's assets in any one industry.

    Certain other investment restrictions are set forth in the Statement of Additional Information. The Advisor does not anticipate that the Fund's portfolio turnover rate will exceed 200%. For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period.

   There can, of course, be no assurance that the Fund's investment objective can be achieved or that its shareholders will be protected from the risk of loss inherent in stock ownership.

RISK FACTORS
   The Fund's share price will fluctuate. When you sell your shares you may lose money. Growth stocks can be volatile for several reasons. Since they usually reinvest a high portion of earnings in their own businesses, they may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, they normally carry a higher price/earnings ration than many other stocks; consequently, if earning expectations are not met, investors often punish growth stocks inordinately.

   The Manager's investment philosophy involves, to an extent, the anticipation of social trends. Such anticipation could, of course, be wrong, in which event the Fund's investment objective might not be met, and shareholders would be subject to risk of loss.

   The Fund may invest in small capital equity securities. Such companies may be under capitalized in comparison to other better capitalized companies. Hence, the risk of loss with respect to such investments generally is greater.

   The Fund may invest up to 10% of its assets in Foreign Securities. These include nondollar-denominated securities traded outside of the U. S. and dollar-denominated securities traded in the U. S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U. S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are greater for investments in emerging markets.

   The Fund does not invest in below investment grade debt obligations.

   The Fund's portfolio turnover rated for the fiscal years ending December 31, 1997, 1996 and 1995 were 112%, 84% and 79%, respectively. This relatively high turnover rate may involve the payment of corresponding high brokerage commissions which are payable by the Fund, the result of which is to lower net asset value.

MANAGEMENT
   The Fund's Investment Advisor is Ehrenkrantz King Nussbaum, Inc. ("EKN"), formerly King Capital, Inc., a Delaware Corporation organized in 1986. The Advisor was organized to act as advisor to the Fund. The Advisor's President is Mr. Louis Ehrenkrantz, editor of The Ehrenkrantz Report, an investment newsletter. Prior to management of this Fund, neither Mr. Ehrenkrantz nor the Advisor has previously advised an investment company, however, Mr. Ehrenkrantz has been publishing his views in the newsletter since 1977.

INVESTMENT ADVISORY SERVICES
    The Fund has entered into an investment advisory agreement with EKN, under the terms of which the Advisor is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates under standards established and periodically reviewed by the Board of Trustees.
The Board has established procedures under which the Advisor may allocate brokerage transactions to EKN provided that compensation to it on each transaction is reasonable and fair compared to the commission, fees or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. (See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.) As compensation for its services, the Fund pays to the Advisor a monthly advisory fee at the annual rate of 1% of the average daily net asset value of its portfolio.
During the year ended December 31, 1997, the fund paid advisory fees of $57,922. The advisory fee percentage is in excess of that paid by most other mutual funds. Except for expenses which may be paid or assumed by the Advisor, the Fund pays all of its operating expenses including, but not limited to, the expenses of maintaining its own books of account; the expenses of maintaining one or more of its custodians, transfer agents, dividend disbursing agents and agents for administration of shareholder accounts; the expenses of computing daily net asset value; the fees and expenses of the Trustees; the expenses of meetings of shareholders; the expenses of printing and mailing shareholder reports and other required reports and documents provided shareholders; taxes, interest and commissions, SEC and state registration fees; the expenses of Trust existence; all or part of the salaries of Fund officers and other employees who also may be directors or officers or employees of the Advisor; the fees of its auditors and legal counsel; travel, entertainment, publications, telephone and office equipment expense; office space rent; and all other ordinary expenses of operation. During the year ended December 31, 1997, the Fund paid operating expenses, including advisory fees, of $153,019. These amounts resulted in a ratio of operating expenses to average net assets of 2.5%. (See "Investment Advisory Services" in the Statement of Additional Information.)

PURCHASE OF SHARES
    Shares are offered continuously for sale at their offering price which is the net asset value per share computed as described in "Determination of Net Asset Value," below. There is no sales charge. Initial investments must be at least $500 and subsequent investments must be at least $50.

    Shares may be purchased on any business day by completing the application included in this PROSPECTUS and forwarding it to the shareholder service agent.

    Purchase orders for shares of the Fund received in proper form by the shareholder agent prior to 4:00 PM on any day the New York Stock Exchange is open are confirmed at the net asset value of the Fund's shares determined at the close on that day.

    Payment of the purchase price for shares is due no later than three (3) business days from the purchase date.

    Additions to an investment account may be made at any time by mailing a check directly to the shareholder service agent along with the deposit stub attached to the confirmation of each purchase.

    Stock certificates are not necessary and complicate redemption. They will, however, be issued upon written request.

    All income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional Fund shares at the net asset value in effect on the dividend or distribution record date unless you elect otherwise by written notice to us. The Fund acts as your agent to reinvest dividends and distributions in additional shares. You may at any time change your election as to whether to receive dividends and distribution in cash or to have them reinvested by giving written notice of such change of election. Any such change of election applies to dividends and distributions, the record date for which falls on or after the date the written notice is received.

    If you have any questions, contact the Fund toll free at 800-424-8570.

SHAREHOLDER RETIREMENT PLANS
    Individuals, if qualified, may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund makes available a prototype IRA Plan for adoption by individuals. A description of applicable service fees and certain of the limitations on contributions and withdrawals, as well as applicable forms, are available from the Trust upon request. The IRA documents contain a disclosure statement which the IRS requires to be furnished to individuals who are considering adopting an IRA.

    Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund in which one chooses to invest be consistent with the participants' retirement objective. Premature withdrawals from a retirement plan may result in adverse tax consequences.

REDEMPTION OF FUND SHARES
    You may withdraw money at any time by following the procedures set forth below:

Accounts without share certificates -- simply send a signed request (all joint owners must sign) stating the amount which you would like to withdraw. For amounts over $1000 you will have to take your request to a commercial bank or trust company and ask them to stamp your request with a "signature guarantee." Your bank or trust company will know how to do this.

Accounts with share certificates -- (1) sign the share certificates (all joint owners must sign); (2) take the certificates to your commercial bank or trust company; (3) ask the bank or trust company to stamp the certificates with a "signature guarantee" and (4) mail the certificates to the Fund at 1730 K Street, N.W., Washington, DC 20006, along with a written request that we redeem the shares.

TELEPHONE TRANSACTIONS
   Telephone redemptions may be elected by checking the appropriate box on the investment application. Those shareholders making such election will receive a telephone redemption form which sets forth the conditions and potential liabilities associated with such election. The Fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, the Fund may be liable for any losses that may result from acting on the instructions given.

    Requests for redemptions by corporations, executors, administrators, trustees or guardians may require further documentation. Please call or write for details if you have one of these types of accounts.

    The proceeds of redemptions are ordinarily paid by check within seven days after receipt of a redemption request in proper form. Proceeds may also be wired to a bank or trust company if you have authorized wire transfers on your investment application. It is mandatory that the Funds redeem shares within seven days of the request of a shareholder. However, if your check for the purchase of such shares has not cleared, we will not mail redemption proceeds until it has cleared. This may take fifteen (15) days.

    The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) the Commission has by Order permitted such suspension or (c) an emergency as determined by the Commission exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practical.

    For Fund expense reasons we may close an account upon thirty (30) days notice when the asset value of the remaining shares in an account is below $500.

DIVIDENDS, DISTRIBUTIONS AND TAXES
    The Fund will annually distribute to shareholders substantially all of its taxable net investment income (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) in the forms of dividends. The Fund anticipates that it will distribute substantially all of its "net capital gain" income (the excess of net long-term capital gain over net short-term capital loss) for each taxable year as a capital gain dividend. Each shareholder shall be deemed to have elected to have the distribution reinvested on the distribution payment date in whole or fractional shares at net asset value, unless the shareholder has elected to receive the distributions in cash by so indicating on the investment application.

    The Fund has elected to be and has been taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, the Fund will be relieved of Federal income tax on amounts distributed to Shareholders, but Shareholders, unless otherwise exempt, will pay income or capital gains taxes on the amounts so distributed (except distributions treated as return of capital) regardless of whether such distributions are paid in cash or reinvested in additional Shares.

    The Fund will be required in certain cases to withhold 20% of dividends paid to any Shareholder who does not comply with the Fund's request for a tax identification number, who provides an incorrect number, who is subject to special withholding requirements by the Internal Revenue Service or who fails to certify to the Fund that he is not subject to withholding.

    Shareholders will be advised annually as to the Federal income tax consequences of distributions made during the year. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes on investments in the Fund which may differ from the Federal income tax consequences described above. For a more detailed discussion of the tax treatment of dividends and distributions you may refer to the Fund's Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE
    Net asset value per share for the Fund is determined as of the close of trading of the New York Stock Exchange (currently 4:00 p.m., New York Time) on days when the Exchange is open for business. It is computed by dividing the value of net assets of the Fund (i.e., the value of the assets less liabilities) by the total number of shares outstanding in the Fund. Portfolio securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded. Securities not listed on an exchange or securities in which there were no transactions are valued at the most recent reported bid price. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees. Debt securities having maturities of less than 60 days are valued by the amortized cost method. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value.

DESCRIPTION OF THE FUND
    The Fund is a series of the Ehrenkrantz Trust which was organized as a Massachusetts business trust on December 9, 1986. It commenced operations on January 1, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series (called Funds). The Ehrenkrantz Growth Fund is currently the only series, although the Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. A previously authorized series, The Ehrenkrantz Undiscovered Equities Fund was merged into the Growth Fund on May 31, 1989. Shares issued by a Fund have no preemptive, conversion or sinking fund rights. Shareholders of a Fund have equal and exclusive rights as to dividends and distributions as declared by that Fund and to the net assets of the Fund upon liquidation or dissolution.

    Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all the Trustees. While the Funds are not required to, nor intend to, hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion or upon demand by the holders of 10% or more of the outstanding shares of the Fund for the purpose of electing or removing Trustees. As of December 31, 1997, EKN, the Fund's advisor, owned approximately 3.36% of the outstanding shares of the Growth Fund, and may be a "control person" of the Fund as that term is defined in the Investment Company Act of 1940.

SHAREHOLDER INQUIRIES
    Shareholder inquiries should be directed to the Fund at 1730 K Street, N.W., Washington, DC 20006 (Telephone: 1-800-424-8570 or (202) 223-1000).

GENERAL INFORMATION
    Roy G. Hale serves as the auditor for the Fund. Reports containing financial statements, at least one of which will be audited, will be sent to shareholders twice during the fiscal year of the Fund which ends on December 31.

    Riggs National Bank, Washington, DC, serves as custodian of the Fund's assets.

    Steadman Security Corp., 1730 K Street, N.W., Washington DC 20006 serves as the Fund's transfer and dividend disbursing agent and agent for administration of shareholder accounts.

THE EHRENKRANTZ TRUST


Board of Trustees and Officers
*LOUIS EHRENKRANTZ, Chairman
*IRWIN NUSSBAUM, President
*JOAN KING, Vice-President, Secretary
Treasurer

STANLEY H. BROWN, Financial
Journalist, Editorial Consultant
RICHARD GRAY, Private Investor
DONNA LEWIS, President
D.S. Lewis Co.
ROBERT R. PERRINE, Account
Executive/Announcer WQEW Radio
MIRIAM PRICE, Private Investor
*ARTHUR WALSH, Account Executive
Gruntal & Co., Inc.

Manager and Investment Advisor
EHRENKRANTZ KING NUSSBAUM, INC.
New York City, NY

Custodian
RIGGS NATIONAL BANK
Washington, DC

General Counsel
THOMAS C. HENRY
Washington, DC

Auditor
ROY G. HALE, CPA
La Plata, MD

Transfer Agent, Dividend Disbursing Agent and Agent for Administration of
  Shareholder Accounts
STEADMAN SECURITY CORPORATION
1730 K Street, N.W.
Washington, DC  20006

(202) 223-1000
(800) 424-8570

PROSPECTUS
April 29, 1998


The Ehrenkrantz Trust




EHRENKRANTZ
   GROWTH FUND















A mutual fund
with the investment
objective of
growth of capital



Investment Adviser
Ehrenkrantz King Nussbaum, Inc.

	             STATEMENT OF ADDITIONAL INFORMATION
	                 THE EHRENKRANTZ TRUST
	                  1730 K Street, N.W.
	                Washington, D.C.  20006
	                    1-800-424-8570
	                     202-223-1000

	This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Ehrenkrantz Trust dated April 29, 1998. Requests for copies of the prospectus should be made by writing to The Ehrenkrantz Trust, 1730 K Street, N.W., Washington, D.C. 20006 or by calling one of the numbers listed above.

	                 THE EHRENKRANTZ TRUST
	                   Table of Contents
			                     Page
INVESTMENT RESTRICTIONS				1
INVESTMENTS                                     3
TRUSTEES AND OFFICERS OF THE TRUST              5
PRINCIPAL SHAREHOLDERS                          8
INVESTMENT ADVISOR                              9
PORTFOLIO TRANSACTIONS AND BROKERAGE            11
CUSTODIAN		                    	15
TAX STATUS		                    	15
DETERMINATION OF THE NET ASSET VALUE            16
DIVIDENDS		                    	16
SHAREHOLDER ACCOUNTS                            16
AUDITORS		                    	16
LEGAL COUNSEL		                    	16
FEDERAL & STATE REGISTRATION OF SHARES          16
GENERAL INFORMATION                             16
PERFORMANCE INFORMATION                         18
FINANCIAL STATEMENTS                            Appended

	No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated April 29, 1998 and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Trust since the date hereof.

       This Statement of Additional Information does not constitute an offer to sell securities.

INVESTMENT RESTRICTIONS
        In seeking to achieve its investment objective, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of: (i) 67% of a Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the United States Government or any instrumentality thereof), nor purchase more than 10% of the outstanding securities of any one issuer.

2.  Purchase securities of other investment companies.

3. Purchase or retain the securities of any issuer if those trustees, officers or directors of the Trust or the Advisor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

4. Purchase, hold or deal in commodities or commodity contracts or in real estate, but this shall not prohibit the Fund from investing in marketable securities of companies engaged in real estate activities or investments.

5. Borrow money except from banks for temporary or emergency purposes (but not for the purchase of securities) and then only in an amount not to exceed 5% of the value of the Fund's net assets at the time the borrowings incurred.

6.  Pledge, mortgage, hypothecate or otherwise encumber any of it's assets.

7. Lend any money or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or private issues of debt securities (subject to the limitation in Section 8 below), or the acquisition of repurchase agreements and commercial paper of corporations.

8. Invest in restricted securities (restricted as to disposition under Federal securities laws) or illiquid or other securities without readily available market quotations, including repurchase agreements maturing in more than seven days, if as a result of any such investment, more than 10% of the Fund's total assets would be invested in restricted, illiquid or other securities without readily available market quotations.

9.  Act as an underwriter of securities of other issuers.

10. Invest in the securities of a company for the purpose of management or the exercise of control.

11. Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry.

12. Participate on a joint or joint and several basis in any trading account in any securities.

13. Sell securities short except where a long position is held in the same security which equals or exceeds the number of shares sold short.

14. Purchase any securities on margin.

15. Purchase the warrants of any issuer if, as a result, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lower of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.

16. Invest in interests in oil or other mineral exploration programs. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

	                      INVESTMENTS

	The following information supplements the discussion of the Fund's investment objectives and strategy which are described in detail in the prospectus under the caption "Investment Objectives" and "Investment Strategy:"

	                       WARRANTS

	The Fund may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

       The Fund may sell (write) covered call options on specific equity securities. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time before a certain date (the expiration date). The Fund receives a premium (less a commission) for writing the option which premium would partially or completely offset any decline in price. If, for example, the Fund wrote an option at $50 on the same 100 shares of ABC bought at $40 per share and now selling for $50 per share, it might receive a premium of approximately $600. If the market price of the underlying security declined to $45, the option will not be exercised and the Fund could offset the unrealized loss of $500 by the $600 premium. On the other hand, if the market price of the underlying security increases to $55, the option would be exercised and the Fund will have foregone the unrealized $1,500 gain for $1,000 gain plus the $600 premium. The Fund can also close out its position in the call option by repurchasing the option contract separately and independent of any transaction in the underlying security and, therefore, realize capital gain or loss. If the Fund could not enter into such a closing purchase transaction, it may be required to hold a security that it may otherwise have sold to protect against depreciation. Brokerage commissions associated with selling options are proportionately higher than those associated with general securities transactions.

PRIVATE PLACEMENTS (RESTRICTED SECURITIES)

	The Fund may invest in restricted securities (privately placed securities) and other securities without readily available market quotations but will not acquire such securities and other illiquid securities or securities without readily available market quotations, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 10% of the value of the Fund's total assets. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

TRUSTEES AND OFFICERS OF THE TRUST

	Trustees and Officers of the Trust, together with their principal business occupations during the last five years, and other information are shown below. Each Trustee who is deemed an "interested person," as defined in the Investment Company Act of 1940 (the "Act") is indicated by an asterisk *:

Louis Ehrenkrantz, Trustee and Chairman *

	Mr. Ehrenkrantz was a Registered Representative affiliated with Merrill Lynch Pierce Fenner and Smith from 1960 to 1967. Thereafter, he was an office manager of Francis I. DuPont & Co., Inc. until 1971. Between 1971 and 1973 he held various managerial positions with several large brokerage firms, including Philips Appel and Walden, Josephthal & Co. and Andresen & Co. In 1973, he formed Rosenkrantz, Ehrenkrantz, Lyon & Ross, where he served as a director until November 1984, at which time he joined Reich & Co., Inc. members of the New York and American Stock Exchanges, as a director of the Ehrenkrantz & King Division and Vice-President of Reich. Mr. Ehrenkrantz left Reich & Co. in October of 1990 and joined Ladenburg, Thalmann & Co., Inc., members of the New York and American Stock Exchanges, as Managing Director. In August, 1993 he resigned his position with Ladenburg. Mr. Ehrenkrantz is President and a director of the Advisor.

Irwin Nussbaum, Trustee and President *

	Mr. Nussbaum was employed by E. Lowitz & Co., a New York Stock Exchange, Inc. ("NYSE") member firm, from 1955 to 1972. In addition to his other responsibilities, he supervised the over-the-counter trading department. In 1972, he became the Manager of Retail Sales at Ross Low Bull, Inc. (Member
NYSE). From November 1973 through September 1982, Mr. Nussbaum was Director of Institutional Sales and a Registered Representative at Shoenberg, Hieber Inc. (Member NYSE). In October 1982, Mr. Nussbaum joined Reich & Co., Inc.
as co-director of the retail sales division and later as Executive Director of the Ehrenkrantz & King Division and a Vice-President of Reich. Mr. Nussbaum left Reich & Co. in October of 1990 and joined Ladenburg, Thalmann & Co.,
Inc. as an Executive Marketing Director. He resigned his position at Ladenburg in August 1993. Mr. Nussbaum is also a partner in United Research Capital Investors, a partnership formed to acquire an Options Trading Right on the NYSE's Options Exchange, and he is the Options Right Holder on that Exchange. Mr. Nussbaum is Executive Vice-President and a director of the Advisor.

Joan King, Trustee, Vice-President, Treasurer and Secretary *

	Ms. King was a Registered Representative and General Partner of Ross Low Bull & Co. from January 1965 through May 1971. She served as Executive Vice-President and Chief Financial Officer of Ross Low Bull, Inc. from June 1971 through October 1973. During that period, she became the first female Associate Member of the American Stock Exchange. In November 1973, she became an officer and director of Shoenberg, Hieber Inc. In October 1982, she joined Reich & Co., Inc. as co-director of the retail sales division and later as a Director of the Ehrenkrantz & King Division and a Vice-President of Reich. Ms. King is a partner in United Research Capital Investors. She left Reich & Co. in October of 1990 and joined Ladenburg, Thalmann & Co., Inc. as an Executive Marketing Director. She resigned her position at Ladenburg in August 1993. She is Chairman, Secretary, Treasurer and a director of the Advisor.

Stanley H. Brown

	Mr. Brown is a financial journalist and editorial consultant. He was formerly Senior Editor of Forbes Magazine, associate editor of Fortune Magazine and news editor of Business Week.

Donna Lewis

	Ms. Lewis is President of D. S. Lewis Co. and former president of
T. H. Angermeier, both jewelry companies.

Miriam Price

	Ms. Price is a private investor. She is the former Office Manager of C & M Manufacturing Co., Inc.

Arthur Walsh, Trustee *

	Mr. Walsh has been an account executive with Gruntal & Co., Inc., Roseland, NJ since 1979.

Richard Gray, Trustee

	From 1971 to 1990, Mr. Gray was President, Director and Principal Shareholder of Silver, Gray & Co., Inc., a New York Stock Brokerage Firm. He is presently a Private Investor.

Robert R. Perrine, Trustee

	Mr. Perrine is an Account Executive/Announcer for WQEW Radio, New York. He was formerly an Account Executive for Jukebox Radio, New Jersey and was National Sales Manager for WEVD Radio, New York.

        As of December 31, 1997, the Officers and Trustees of the Trust owned shares of beneficial interest in the Trust as follows:

    TRUSTEE                     SHARES
Louis Ehrenkrantz               8,168
Irwin Nussbaum                  7,378
Joan King                         800
Arthur Walsh                      711
Miriam Price                    6,733

	Trustees and Officers of the Trust who are officers or stockholders of the Advisor do not receive any direct remuneration from the Trust for serving as Trustees or officers but they may be considered to have received remuneration indirectly. Those Trustees who are not so affiliated with the Advisor may receive a fee for each Board of Trustees' meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings. During the year ended December 31, 1997, they received no such fees or expense reimbursements.

	Some of the Trustees of the Fund are customers of, and have had normal brokerage transactions with Ehrenkrantz King Nussbaum, Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

	                PRINCIPAL SHAREHOLDERS

        As of December 31, 1997, the Advisor, Ehrenkrantz King Nussbaum, Inc., 598 Madison Ave., 14th Floor, New York, NY 10022, owned 3.36% of the outstanding shares of the Fund. As of December 31, 1997, Anne Jackson Wallach, Eli Wallach, and H & E Eisenstodt owned 8.3%, 11.8%, and 4.2% respectively of the outstanding shares of the Fund. No other person owns more than 2% of the Fund's Shares.

	                  INVESTMENTS ADVISOR

        The Advisor to the Trust is Ehrenkrantz King Nussbaum, Inc. ("EKN"), formerly King Capital, Inc. The principal stockholders of the Advisor are Mr. Louis Ehrenkrantz, Mr. Irwin Nussbaum, Ms. Joan King, Mr. Richard Weiner and Investor Resources Services, Inc. The address of each is 598 Madison Ave., 14th Floor, New York, NY.

	The Advisory Agreement is dated December 9, 1986. It is required to be approved annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities. In addition, and in either case, each annual renewal must be approved by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' written notice, by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

	Under the terms of the Advisory Agreement, the Advisor manages the day to day operations of the Fund pursuant to direction by the Fund's Board of Trustees. The Advisor is responsible for investment decisions and supplies investment research and portfolio management.

	Under the terms of the Advisory Agreement, the Trust pays all of its ordinary expenses of operation, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of account; (ii) the expenses of maintaining one or more of its custodians, transfer agents, agents for administration of shareholder accounts and dividend disbursing agents; (iii) the expenses of computing the daily net asset value of shares of the Trust; (iv) the fees and expenses of its Trustees, excluding those Trustees who also may be Directors of the Advisor, and the fees and expenses of the members of any Committee of the Trust excluding any members who also may be Directors or officers or employees (or all of these) of the Advisor, and who perform services therefore and are compensated thereby;
(v) the expenses of meetings of its shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including, but not limited to, the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Trust; (viii) interest and commissions; (ix) Securities and Exchange Commission fees; (x) State registration fees; (xi) the expenses of Trust existence; (xii) all or part of the salaries of the Trust officers and other employees who also may be directors or officers or employees (or all of these) of the Advisor; (xiii) the fees of its auditors; (xiv) the fees of its legal counsel; (xv) travel, entertainment, publications, telephone, and communications expense; (xvi) office space rent, and (xvii) all other ordinary expenses of operation. The Trust also pays all extraordinary expenses of whatever kind or nature, unless such expenses have been specifically assumed by the Advisor. For the fiscal year ended December 31, 1997, the Advisor has assumed some of the expenses of the Fund. It may discontinue doing so at any time upon thirty days notice to shareholders.

	The assets of the Trust received for the issue or sale of each series
(Fund) and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the liabilities in respect of such series and with a share of the general liabilities of the Trust. Liabilities in respect to any two series are to be allocated in proportion to the asset value of the respective series except where direct expenses can otherwise be fairly made. The Trustees have the right to determine which liabilities are allocable to a given series, and which are general or allocable to both series.

	Because of various state law requirements, the Advisor must reimburse the Fund for annual expenses to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) exceed in any fiscal year 2.5% of the first $30 million of net assets of the Fund; 2% of the next $70 million, and 1.5% of average annual net assets of the Fund in excess of $100 million. For the purpose of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a yearly basis. If the Fund is entitled to reimbursement, such reimbursement will be made within 120 days of fiscal year end.

	As compensation for its services, the Trust pays to the Advisor a monthly advisory fee computed at the annual rate of 1% of the Fund's average daily net asset value. The advisory fees paid by the Fund for the years 1997, 1996, 1995, were $57,592, $65,514, and $66,039, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

	The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. In selecting broker-dealers and in negotiating commission, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage may be allocated based on the sale of Fund shares subject to the above constraints.

	The Advisor intends to direct certain of the Fund's portfolio brokerage business to EKN in its capacity as a broker dealer. The Fund will not deal with EKN in any transaction in which EKN acts as a principal; that is, an order will not be placed with EKN if execution of the trade involves EKN serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with EKN acting as market maker. If EKN is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Advisor believes that the limitation will not affect the Fund's ability to achieve its investment objective.

	The portfolio transactions effected through EKN are subject to certain policies and procedures incorporating the standards of Rule 17e-1 promulgated under the Investment Company Act of 1940 which requires that the commissions paid EKN must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time". Rule 17e-1 also contains requirements for the review of such transactions by the Board of Trustees and requires the Advisor to furnish reports and to maintain records in connection with such reviews. Pursuant to rules promulgated under Section 11(a) of the Securities Exchange Act of 1934, the Trustees have approved a written agreement that permits EKN to effect Portfolio Transactions on National Securities Exchanges and to retain compensation in connection with such transactions.

	Messrs. Ehrenkrantz and Nussbaum and Ms. King, principal shareholders of the Advisor maintain employment relationships with EKN. Hence, they may share, indirectly, in commissions paid by the Fund to EKN. As a result of the existence of the foregoing relationships among Mr. Ehrenkrantz, Mr. Nussbaum, Ms. King and EKN, it is conceivable that conflicts of interests may arise from time to time between the Fund and such parties.

	Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services, include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

	The Advisor may cause the Fund to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor is of the opinion that the continued receipt of supplemental investment research services from broker-dealers is essential to its provision of high quality portfolio management services to the Fund. Such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.

	The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a particular Fund. In making such allocations between the Fund and such other client, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. During 1995, 1996 and 199, the Fund paid an aggregate of $12,084, $7,695 and $6,625 respectively in commissions to broker-dealers for execution of portfolio transactions. In 1996 and 1997, EKN effected transactions involving $7,245 and $5,925 or 94% and 95% respectively of aggregate commissions.
The portfolio turnover rate of the Fund for each of the last three years has been 1997 - 112.%; 1996 - 84%; and 1995 - 79%.

CUSTODIAN

	As custodian of the Fund's assets, The Riggs National Bank of Washington has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

TAX STATUS

	The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended.

	Dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

	At the time of your purchase, the Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On December 31, 1997, the books of the Fund indicated that the Fund's aggregate net assets included unrealized appreciation of $148,738.

	If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

Taxation of Foreign Shareholders

	The Code provides that dividends from net income will be subject to
U. S. tax. For shareholders who are not engaged in a business in the U. S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U. S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U. S. during the tax year for more than 182 days.

DETERMINATION OF NET ASSET VALUE

         As set forth in the Prospectus under the caption "Determination of Net Asset Value" the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

DIVIDENDS

	All income dividends and capital gain distributions will be invested automatically in additional Fund shares, unless the Fund is otherwise notified in writing.

SHAREHOLDER ACCOUNTS

	A shareholder's account may be terminated by the Fund on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account, at the current offering price, falls below $500, provided that such reduction in net asset value below $500 is the result of withdraws and not market fluctuations. Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.

AUDITORS

	Roy G. Hale, CPA, La Plata, MD, has been selected as the auditor for the Fund.

LEGAL COUNSEL

	Thomas C. Henry, Esquire, whose address is 504 Talbot Street, St. Michaels, MD 21663, is legal counsel to the Fund.

FEDERAL AND STATE REGISTRATION OF SHARES

	The Fund's shares are registered for sale under the Securities Act of 1933, and the Fund or its shares are registered under the laws of those states which require registration and in which Fund shares are offered for sale.

GENERAL INFORMATION

	The Trust was formed in 1986 as a diversified, open-end management investment company.

	The Trust has been organized as an unincorporated business Trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1986 (the "Trust Agreement") and commenced operations as an investment company on January 1, 1987.

	Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights with respect to the election of Trustees and the ratification of the selection of independent accountants. Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust's outstanding shares.

	Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to Shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the Securities and Exchange Commission, must be calculated according to the following formula:

	P(1 + T)n  = ERV
	Where:  P = a hypothetical initial payment of $1,000
	        T = average annual total return
	        n = number of years (1, 5 or 10)
	      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof.)

     Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the commencement of the Fund's operations. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above, is calculated by finding the average annual compounded rates of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return.

	For example, in comparing the Fund's total return with data published by Lipper Analytical Servicing, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For purpose of other comparisons, the Fund performs a second alternative computation for its aggregate and average annual total return by assuming the investment of $10,000 in Fund Shares and assuming no reinvestment of dividends or other distributions. For these alternative computations, the Fund assumes that the $10,000 invested in Fund Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Fund Shares).
The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value and investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

                             THE EHRENKRANTZ TRUST

                                  COMPRISED OF
                          THE EHRENKRANTZ GROWTH FUND

                              FINANCIAL STATEMENTS


                               DECEMBER 31, 1997

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Trust's Stock for the last nine years with the cumulative total return (including the reinvestment of all dividends) of (i) Standard & Poor's 500 Stock index and (ii) the Lipper Analytical Securities Corporation-Growth & Income Index. There can be no assurance that the performance of the Trust will continue into the future with the same or similar trends depicted in the graph below.

Eight Year Cumulative Return

                         1988     1989      1990      1991     1992     1993     1994     1995     1996     1997
Ehrenkrantz Trust        10,000   11,936    14,156    13,848   15,900   16,673   16,856   19,553   20,335   21,962
S&P 500                  10,000   11,200    14,224    13,228   16,667   17,334   18,588   24,928   30,349   40,475
Lipper Analytical
Service                  10,000   11,900    14,637    13,759   17,474   19,396   21,934   28,505   34,126   43,326

Assumes $10,000 invested on January 1, 1988 in each of (i) the Trust's stock;
(ii) the S&P 500 Composite Stock Index and (iii) the Lipper Analytical Securities Corporation-Growth & Income Index.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

        As we ended 1997, slightly more than 24% of our invested capital was invested in the communications and entertainment industries. Unless there is a drastic change in these industries, it is likely that we will maintain this position. As you can see from our portfolio, we are assuming that secondary issues will offer the best value over the coming months.

        Our capital gains distribution of $.9371 for 1997 was the largest we ever paid. We tried to offset our gains where we could with appropriate losses. However, as the year wound down, there were no meaningful losses that would have made a significant tax difference to our shareholders.
In any event, we believe the retention or sale of a portfolio position should be an investment, not a tax decision.

        If you would like to discuss any aspect of our investment strategy, our unique offer remains: Louis Ehrenkrantz, our Senior Portfolio Manager, is available daily at 212-508-4701.

/s/ Irwin Nussbaum
Irwin Nussbaum
President

                               EHRENKRANTZ GROWTH FUND
                              Portfolio of Investments
                                 DECEMBER 31, 1997

                                                                Market
Common Stocks - 100%                            Shares          Value

Chemicals - 5.5%

  Monsanto Company                              3,000           126,000
                                                                -------
Communications - 18.3%

  Airtouch Communications, Inc.                 5,000           207,812
  Nextlevel Systems, Inc.                       4,000            71,500
  U.S. West Media Group, Inc.                   5,000           144,375
                                                                -------
                                                                423,687
                                                                -------

Consumer Products - 12.6%

  Pepsico, Inc.                                 6,000           218,625
  Intimate Brands, Inc.                         3,000            72,188
                                                                -------
                                                                290,813
                                                                -------

Credit Card Processing - 5.1%

  First Data Corporation                        4,000           117,000
                                                                -------

Electronics & Electrical Equipment - 7.5%

  3 Com Corporation                             3,000           104,813
  F Y I, Inc.                                   3,000            69,000
                                                                -------
                                                                173,813
                                                                -------

Employment Services - 3.1%

  Manpower Incorporated                         2,000           70,500
                                                                ------

Hotels - 3.9%

  Hilton Hotels                                 3,000           89,250
                                                                ------

Manufacturing - 9.4%

  A O Smith Corporation                         3,000           126,750
  General Binding Corporation                   3,000            90,000
                                                                -------
                                                                216,750
                                                                -------

The accompanying notes are an integral part of the financial statements.

Ehrenkrantz Growth Fund
Portfolio of Investments
Page 2

                                                                Market
Common Stocks - 100%                            Shares          Value

Music - 6.2%

  Polygram N.V.                                 3,000           143,063
                                                                -------
Publishing - 8.8%

  Dow Jones & Company                           2,000           107,375
  Elsevier N.V.                                 3,000            96,750
                                                                -------
                                                                204,125
                                                                -------

Software Development - 3.0%

  Ovid Technologies, Inc.                       4,200            48,300
  Rovocom Systems, Inc.                         3,000            21,750
                                                                -------
                                                                 70,050

Telecommunications - 4.7%

  Teleport Communications Group, Inc.           2,000           109,750
                                                                -------

Transportation - 1.8%

  Fritz Companies, Inc.                         3,000            41,813
                                                                -------

Water Purification - 10.1%

  Ionics, Inc.                                  6,000           234,750
                                                                -------

Total Portfolio of Investments                                  $2,311,363


The accompanying notes are an integral part of the financial statements.

                         THE EHRENKRANTZ GROWTH FUND

                       Statement of Assets and Liabilities
                       For the year ended December 31, 1997

Assets:

  Investments at market value (cost             $2,311,363
  $2,162,625) (Note 1)

  Cash and Cash equivalents                      3,303,625

  Subscriptions receivable                             100

  Dividents and interest receivable                 16,901
                                                 ---------

    Total Assets                                 5,631,989

Liabilities

  Stock Redemptions payable                          6,848

  Options written at market                         11,250

  Dividends payable                                  6,446

  Accrued expenses                                  21,493
                                                ----------

    Total Liabilities                               46,037
                                                ----------


Net Assets applicable to outstanding shares     $5,585,952
                                                ----------

Net Asset Value (NAV) per share based on
 1,122,312 shares of beneficial interest
 (offering and redemption price)                $     4.98

The accompanying notes are an integral part of the financial statements.


The Ehrenkrantz Growth Fund
Statement of Assets and Liabilities
Page 2

Net assets consist of

Unrealized appreciation on investments          $  148,738
(Note 3)

Accumulated gains on investment
transactions                                         1,167

Undistributed net income                            31,380

Paid in Capital                                  5,404,667
                                                ----------

Net Assets                                      $5,585,952
                                                ----------

The accompanying notes are an integral part of the financial statements.

                          THE EHRENKRANTZ GROWTH FUND

                            Statement of Operations
                       For the year ended December 31, 1997

Investment income:

  Dividends                             $  21,018

  Interest                                191,578

  Other                                       629        $ 213,225
                                        ---------


Expenses:

  Management fees (Note 2)                 57,922

  Shareholder services & fund
  accounting fees                          45,000

  Legal fees                               22,053

  Blue Sky registration fees                8,010

  Audit fees                                7,075

  Taxes                                     4,581

  Custodian fees                            4,427

  Printing expense                          3,386

  Miscellaneous expense                       602
                                        ---------

Total Expenses                                             153,019
                                                           -------

Net investment income                                       60,206

Net realized gains on security
transactions                              878,869

Net change in unrealized appreciation
on investments                           (424,354)

Net gain on investments                                    454,515
                                                          --------

Net increase in net assets resulting
from operations                                           $514,721


The accompanying notes are an integral part of the financial statements.

                         THE EHRENKRANTZ GROWTH FUND

                       Statement of Changes in Net Assets
                  for the years ending December 31, 1997 and 1996

                                        1997            1996
Operations:

Net investment income                   $  60,206       $  70,723

Net realized gain from
investments                               878,869         198,979

Net change in unrealized
appreciation from investments            (424,354)         11,171
                                        ----------      ---------

Net change in net assets resulting
from operations                           514,721         280,873

Distribution to shareholders             (934,447)       (252,574)

Increase (decrease) in net assets
from trust share transactions (Note 4)   (357,069)       (568,128)

Change in net assets                     (776,795)       (539,829)

Net assets at the beginning of
 the period                              6,362,747      6,902,576

Net assets at the end of period         $5,585,952      $6,362,747
                                        ----------      ----------

The accompanying notes are an integral part of the financial statements.

                          THE EHRENKRANTZ GROWTH FUND

                         Notes to Financial Statements
                     For the year ending December 31, 1997

1.  Significant accounting policies.

The Ehrenkrantz Trust was organized on December 9, 1986 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts Business Trust" with the authority to issue an unlimited number of shares of beneficial interest of separate series, without par value. The Trust consists of the Ehrenkrantz Growth Fund.

Security valuation.

Investments in securities are valued at the last reported sales price, for NYSE, AMEX and NASDAQ National Market listed securities, on the last business day of the period, or, in the absence of a recorded sale, and for securities traded in the over-the-counter market, at the most recent reported bid price; call options written are valued at the last quoted asked price. Short-term investments are carried at no cost, which, when combined with accrued interest receivable, approximates market value.

Federal income taxes.

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term capital gains to its shareholders. Therefore, federal income tax provisions are not reflected in the financial statements.

Other.

Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date.

In determining the net realized gain and loss from sale of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered against each sale.


The accompanying notes are an integral part of the financial statements.

                          THE EHRENKRANTZ GROWTH FUND

2. Investment advisory agreement.

The Ehrenkrantz Growth Fund has entered into an investment advisory agreement with Ehrenkrantz King Nussbaum, Inc. Under the terms of the advisory agreement, the advisor manages the day to day operations of the Fund pursuant to direction by the Ehrenkrantz Trust's Board of Trustees. The advisor is responsible for investment decisions and supplies investment research and portfolio management. As compensation for its services, the Fund pays to the advisor a monthly advisory fee computed at the rate of 1% of the Fund's average daily net asset value. The fee will be reduced for any fiscal year if the Fund's expenses, as defined, exceed certain limitations.

3.  Investment transactions.

Unrealized appreciation at
December 31, 1997                       $ 257,757

Unrealized depreciation at
December 31, 1996                        (111,019)

Net appreciation                        $ 148,738
                                        ----------

Purchase and sale of securities other than short-term investments for the year ended December 31, 1997 aggregated $2,639,035 and $4,074,245 respectively.

To the extent consistent with applicable law, statute, and regulations, the Ehrenkrantz Trust's Board of Trustees determined that portfolio transactions would be effected primarily through the firm of Ehrenkrantz King Nussbaum, Inc. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.




The accompanying notes are an integral part of the financial statements.

                         THE EHRENKRANTZ GROWTH FUND
                 Notes to Financial Statements - (Continued)

4.  Trust shares.

Transactions in trust shares were as follows:

                                1997                              1996
                        Shares          Amount          Shares          Amount
Shares sold             3,574           $  20,085       32,724          $ 182,534

Shares issued
from investments
or dividends            186.458           926,695       45,858            255,156

Shares
repurchased             (232,004)       (1,303,849)     (181,006)       (1,005,818)

Total change
in shares               ( 41,972)       (  357,069)     (102,424)       $( 568,128)


Shares outstanding:
                                1997            1996
Beginning of year               1,164,284       1,266,708
End of year                     1,122,312       1,164,284



The accompanying notes are an integral part of the financial statements.

                        THE EHRENKRANTZ GROWTH FUND
                        Supplementary Information

1.  Selected data for each trust share outstanding throughout calendar years
1997 and 1996.

                                        1997            1996
Investment income                       $  .186         $  .191

Expenses                                   .134            .132
                                        -------         -------

Net income                                 .052            .059

Distribution to shareholders            (  .817)        (  .208)

Net realized and unrealized
gain on securities                         .398            .173
                                        --------        --------

Net increase (decrease) in net
asset value                             $( .367)        $  .024
                                        --------        --------

Net asset value:

Beginning of the period                 $ 5.44          $ 5.42
                                        --------        --------

End of period                           $ 5.07          $ 5.44

Average annual total return               8.0%            4.0%

Ratio of operating expenses to
average net assets                        2.5%            2.4%

Ratio of net investment income
to average net assets                     1.0%            1.1%

Portfolio turnover rate                 112.0%           84.0%

Number of shares outstanding
at end of the period                    1,122,312       1,164,284


The accompanying notes are an integral part of the financial statements.

                                ROY G. HALE
                           Certified Public Accountant
                                PO Box 2634
                             La Plata, MD 20646
                                301-870-3374
                                800-286-4602

Trustees and Shareholders
The Ehrenkrantz Trust
New York, New York

                           INDEPENDENT AUDITOR'S REPORT

        I have audited the accompanying statement of assets and liabilities of The Ehrenkrantz Trust, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and selected per share data and ratios. The financial statements and selected data and ratios are the responsibility of the Trust's management. My responsibility is to express an opinion on the financial statements and selected per share data and ratios based on my audit.

        The audit was conducted in accordance with generally accepted auditing standards, including confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data are free of material misstatement. An audit includes examining evidence, on a test basis, supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that the audit provides a reasonable basis for my opinion.

        In my opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material aspects, the financial position of The Ehrenkrantz Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and selected per share data and ratios, in conformity with generally accepted accounting principles.

                                        /s/ Roy G. Hale
                                               Roy G. Hale
                                               Certified Public Accountant

February 18, 1998
La Plata, Maryland

	Form N-1A
	PART C.  OTHER INFORMATION

Item 24.	Financial Statements and Exhibits.

	(a)	Financial Statements:
		Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Condensed Financial Information, Portfolio of Investments and related notes, included in Part B of this Registration Statement.

	(b)	Exhibits:
		(1) Agreements and Declaration of Trust (incorporated by reference to Regis. State. No. 33-10888)
		(2)   By-Laws (incorporated by reference to Regis. State. No.
                      33-10888)
		(4) Specimen Share Certificate (incorporated by reference to Regis. State. No. 33-10888)
		(5) Investment Advisory Agreement (incorporated by reference to Regis. State. No. 33-10888)
		(7) Distribution Agreement (incorporated by reference to Regis. State. No. 3-10888, Amendment 5)
		(8) Custodian Agreement (incorporated by reference to Regis. State. No. 33-10888)
		(10)  Opinion and Consent of Counsel
		(11)  Consent of Independent Certified Public Accountants

Item 25.	Persons Controlled by or under Common Control with Registrant.

                As of December 31, 1997, Ehrenkrantz King Nussbaum, Inc. (EKN), a Delaware Corporation and the Trust's Advisor, owned 3.36% of the Fund's shares. The principal shareholders of EKN are Louis Ehrenkrantz (7.52%), Irwin Nussbaum (7.52%), Joan King (7.52%), Francis M. Trotta (7.52%);
Richard Weiner (7.87%) and Investor Resources Services, Inc. (7.87%).

Item 26.	Number of Holders of Securities.

                As of December 31, 1997, there were 363 shareholders of record.

Item 27.	Indemnification.

		Please see Article VI of By-Laws (Exhibit 2). Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

		"Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

		Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of Article VI.

Item 28.	Business and Other Connections of Investment Advisor.

		Please see Parts A and B of this Registration Statement for discussion of Investment Advisor.

Item 29.	Principal Underwriters.

		None

Item 30.	Locations of Accounts and Records.

		The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be kept by the Registrant at its offices, 598 Madison Ave., 14th Floor, New York, NY.

		The Riggs National Bank, Washington, DC, acting as custodian will maintain records relating to such activities. Steadman Security Corporation, 1730 K Street, N. W., Washington, DC 20006, acting as Transfer Agent and Agent for Administration of shareholder accounts, will maintain records relating to such activities.

Item 31.	Management Services.

		There are no management-related service contracts not discussed in Part A or Part B of this Registration Statement.

Item 32.	Undertakings.

		None.

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, this 17th day of April, 1997.

                                     THE EHRENKRANTZ TRUST
                                     (Registrant)

                                     By:  /s/ Irwin Nussbaum
                                                  Irwin Nussbaum

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated

SIGNATURE                          TITLE                       DATE

/s/ Louis Ehrenkrantz              Chairman and Trustee        April 21, 1998
        Louis Ehrenkrantz

/s/ Irwin Nussbaum                 President and Trustee       April 21, 1998
        Irwin Nussbaum

/s/ Joan King                      Vice-President, Secretary,  April 21, 1998
        Joan King                  and Treasurer

/s/ Stanley Brown                  Trustee                     April 21, 1998
        Stanley Brown

/s/ Donna Lewis                    Trustee                     April 21, 1998
        Donna Lewis

/s/ Miriam Price                   Trustee                     April 21, 1998
        Miriam Price

/s/ Arthur Walsh                   Trustee                     April 21, 1998
        Arthur Walsh

/s/ Richard Gray                   Trustee                     April 21, 1998
        Richard Gray

/s/ Robert R. Perrine              Trustee                     April 21, 1998